UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 18th Floor, New York, New York 10153
(Address of principal executive offices)(Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100, Denver, CO 80203
(Name and address of agent for service)

Registrant's telephone number, including area code:  252-234-9000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Tilson Dividend Fund
Shareholder Letter	1
Performance Update	5
Disclosure Of Fund Expenses	6
Schedule Of Investments	7

Tilson Focus Fund
Portfolio Update	10
Performance Update	11
Disclosure Of Fund Expenses	12
Schedule Of Investments	13

Statements Of Assets And Liabilities	16

Statements Of Operations	17

Statements Of Changes In Net Assets	18

Financial Highlights
Tilson Dividend Fund	19
Tilson Focus Fund	20

Notes To Financial Statements	21

Additional Information	29

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.tilsonmutualfunds.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.

Tilson Dividend Fund	Shareholder Letter
June 14, 2013 (Unaudited)

Dear Tilson Dividend Fund Investors:

The Tilson Dividend Fund produced a return of 14.90% during the six months ended April 30, 2013. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 15.37% for the same period, while the S&P 500® Total Return Index returned 14.42%.

For the trailing 5‐year period ending April 30, 2013, the Tilson Dividend Fund has produced an annualized return of 11.05% versus the primary benchmark’s return of 6.89% annualized over the same period. The S&P 500® Total Return Index has returned 5.21% annualized for the five years.

For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund has returned an annualized 10.00% return versus a 5.57% annualized return over the same period for its benchmark and a 5.91% return for the S&P 500® Total Return Index.

(For the Fund’s most up‐to‐date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of April 30, 2013

Average Annual Total Returns	Past 6 Months*	Past 1 Year	Past 5 Years	Since Inception**
Tilson Dividend Fund	14.90%	17.06%	11.05%	10.00%
S&P 500® Total Return Index	14.42%	16.89%	5.21%	5.91%
Dow Jones U.S. Select Dividend Total Return Index	15.37%	20.15%	6.89%	5.57%

Performance shown is for the period ended April 30, 2013. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com. A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	Cumulative returns.
**	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio***	Gross Expense Ratio****
Tilson Dividend Fund	2.25%	2.42%

***
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2014. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation.

****	Gross expense ratio is from the Funds' prospectus dated February 28, 2013.

Thoughts on the Fund’s Recent Performance
The Fund’s returns for the six months and one‐year periods ending April 30, 2013 were roughly in line with our two benchmark indices. We consider this to be a reasonable accomplishment in that the Fund has rarely held less than 30% of its assets in cash during the past year, and therefore managed to produce market returns with considerably lower than full market exposure.

This high cash position isn’t because we are expecting a market crash or decline. We are not able to predict broad market performance with any accuracy, and our individual investment decisions are based largely on how many securities we can find that meet our criteria for above‐average return potential with acceptable risk. We generally like to be fully invested to the extent that we can find enough ideas that we think are compelling; to the extent that we can’t, we leave the money sitting in cash or cash equivalents and await better opportunities. However, the absence of compelling investment opportunities is often a sign that market prices are relatively full across the board and caution is warranted, though this condition certainly doesn’t preclude the market from advancing further.

Semi-Annual Report | April 30, 2013	1

Tilson Dividend Fund	Shareholder Letter
June 14, 2013 (Unaudited)

We have a rather simplistic investment philosophy: we like to buy assets when the prices of those assets reflect a sizable discount to what we believe them to be worth. We like to sell those assets back to the market when the market is willing to give us what we believe is a full, fair price. The catch is often that in order to buy discounted assets, there usually needs to be some fear and uncertainty reflected in securities prices. As the old saying goes, you can have cheap prices or you can have good news, but you usually can’t have both. When it appears that all is well in the world and the market is driving asset prices higher, we tend to be net sellers. That has been especially true for us over the past year, in large part because there has not been a significant market sell‐off during that time that has lasted for more than a few days to allow us to make significant new investments. Our strategy greatly benefits from the occasional market break in order to re‐stock our portfolio with new investments that meet our Fund’s risk‐averse, income generating mandate. In a way, we need the occasional market volatility that accompanies fear and uncertainty in order to achieve our strategy’s full potential.

It is somewhat unusual for mutual funds to let un‐invested cash build up in their portfolios, because it is an invitation to under‐perform the markets if the market appreciates in the near term. We suspect that very few mutual funds would be willing to let more than 30% of the assets sit fallow, particularly given the historically low rates on money market funds, but in our view the willingness to do so can be a competitive advantage in the right circumstances. The reason for this is that markets tend to run in cycles driven by fear and hope; when the market is going up, it feels like it will never come back down. The reverse is also true. Our view is that the best way to exploit the occasional bouts of market fear is to have an inventory of ideas that one is ready to buy at the right price, and the cash available to carry out that buying. One without the other is useless. The willingness to radically flex our invested balance up and down with market conditions (buying heavily into fear and uncertainty, selling appropriately into happy, fully‐valued market conditions) based on the availability of cheap individual securities or the absence of the same is likely to increase the chances of a good experience over time, and theoretically should reduce risk. The unfortunate reality is that following such a course can lead to uncomfortably long periods of under‐performance which can test the patience of both the Fund’s manager and its investors. It is for this reason that we are satisfied with the Fund’s recent returns that essentially matched the market’s strong performance. We are willing to endure a performance drag in the short term in order to achieve our longer‐term objectives, but it’s nice when we don’t have to.

On that note, it is important for our investors to understand that there are really only two ways within a mutual fund structure that one can ensure that there will be cash available at the right times to follow this discipline. One way is to have sold assets that have fully appreciated in price and allow cash to build up in the Fund. The other is to have a base of investors that are conditioned to invest more money into the Fund during significant market selloffs. Unfortunately, this latter source of potential cash is rarely available and certainly can’t be counted on. This is because it is the natural impulse for most investors to sell assets when the market is down and assets are cheap, only to buy assets when things are “safe” and prices are higher. As noted above, this is pretty much the opposite of what we try to do. The next best thing is to have a reasonable base of Fund investors that mechanically add to their investments over time, for example via an automated investment plan. This allows the manager the comfort of knowing that at least some new capital will become available to buy assets in a market downturn.

As an investor in our Fund, you can help contribute to our chances of longer term potential success if you can condition yourself to make additional investments when market declines are making front page news – or at least not to sell during such times. Usually we will be net buyers at such times, and the more capital we have available, the better. Alternatively, you can make your investments fully mechanical by establishing programs to automatically invest a certain amount on a monthly or quarterly basis.

Portfolio Update
As of April 30, 2013 the Tilson Dividend Fund was approximately 70% invested in equities spread across 30 holdings, offset by notional covered call liabilities equal to approximately 1.1% of the Fund’s assets. Cash and money market funds represented approximately 30% of the Fund’s assets. The top ten investments represented just over 44% of Fund assets.

As of April 30, 2013, our top 10 positions were as follows:

Position	% of Fund Assets
1) First American Financial Corp. (FAF)	7.0%
2) Apple, Inc. (AAPL)	6.5%
3) Coinstar, Inc. (CSTR)	4.8%
4) EMC Corp. (EMC)	4.4%
5) Coach, Inc. (COH)	4.4%
6) Kohl's Corp. (KSS)	4.1%
7) Blucora, Inc. (BCOR)	4.0%
8) Tetra Tech, Inc. (TTEK)	3.1%
9) OM Group, Inc. (OMG)	3.0%
10) American International Group, Inc. (AIG)	2.8%
TOTAL	44.1%

Please refer to the Schedule of Investments section of the Semi-Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

2	www.tilsonmutualfunds.com

Tilson Dividend Fund	Shareholder Letter
June 14, 2013 (Unaudited)

One area that we believe still offers some value in the market is in high quality, large‐cap technology stocks that may be momentarily out‐of‐favor as they transition from rapid growth to slower growth. In particular, we become interested when that transition is also accompanied by a change in capital allocation policies designed to return more cash to shareholders in the form of dividends and share repurchases. We believe that Apple and EMC are two of the absolute highest quality technology businesses in the world and both have recently announced very material, shareholder‐ friendly changes to how they will allocate capital.

Apple is a business everyone knows and likely has an opinion about; the stock price reflects an opinion that Apple’s best days are behind the company and that Apple is in for a protracted period of decline. We believe that this negative outlook is unwarranted, and at recent prices net of its cash balance, Apple is priced at a mid‐single digit multiple to the cash flow generated by the business. Even better, Apple recently increased its dividend (the stock yields just under 3%) and also announced that it would repurchase roughly $60 billion worth of shares between now and the end of 2015. This would reduce the share count by approximately 15% at current prices. Our view is that Apple likely enjoyed a “peak year” in 2012, and that intensifying competition is likely to reduce Apple’s amazingly high profit margins in the future. However, even accounting for that, we believe the recent stock price discounts too pessimistic a view of how Apple’s business will perform over the next several years. In our estimation Apple remains an extraordinarily well‐run business with terrific products in expanding product categories and will remain a relevant and uniquely valuable business for many years into the future.

EMC is the leader in data storage and cloud computing technology and has, in our view, one of the best management teams in the IT industry. EMC was able to lead the trend towards server virtualization through its majority‐owned subsidiary VMware, and it has historically been a leader in data storage, which is a huge and growing market as more and more businesses look to store and utilize customer and business data. The company has also staked out an early presence in the nascent trend of network virtualization through its acquisition of a company called Nicira. Like Apple, EMC carries a significant amount of excess cash on the balance sheet and generates enormous amounts of cash flow from its business every year, some of which is used to invest into new technologies via acquisitions and internal research and development. But there is plenty of cash left over, and in June 2013 EMC announced a much more aggressive share buyback program (similar in scope to Apple’s announcement) and also initiated a dividend for the first time. EMC, like Apple, is valued by the market at a single‐digit multiple to cash flow net of cash on the balance sheet.

Importantly, while technology businesses are inherently difficult to predict due to rapid changes in product cycles, stock price can be an important risk mitigation element if they are low enough that one doesn’t need to project significant growth in the future to justify today’s stock price. In the case of both Apple and EMC, the stock prices are low enough to offer us a reasonable margin of safety should both companies suffer near‐term set‐backs as each is priced as if a meaningful and lasting decline in business profitability is an inevitable outcome. Importantly, these aren’t businesses that have been left behind in terms of technology trends and need to invest heavily to catch up; these are both leaders in technology with track records of getting out in front of the pack and creating new product categories.

The Chimera Called Risk
Risk is an interesting concept when discussed in the context of investing. It is impossible to measure, and while the financial industry has a lot of ratios that purport to “risk adjust” returns, it is our view that while some of them are interesting none of them are definitive. There are also an infinite number of risks that an investment portfolio is exposed to; including the risk of being under‐exposed. Further, risk means different things to different people. Our primary view of risk when it comes to investing in our Funds is the risk of a significant and permanent capital loss across our portfolio – one that cannot reasonably be recovered within a short period of time by the resumption of normally functioning capital markets. But others may define it differently. Finally, every single investor in our Fund likely has a unique and personal risk threshold; some people get nervous if their account is down relative to where it was yesterday, or last week, or last month. Others will have a very high tolerance for short‐term volatility, particularly if they are confident that they are invested in a vehicle appropriate for their particular goals and risk profile. We make every effort to be risk‐conscious in our investing decisions for the Fund, and we like to think of our ideal investor as one who wishes to have the opportunity for equity‐type returns over a multi‐year horizon but is willing to sacrifice some positive return if necessary in order to enjoy a lower risk profile than a typical equity portfolio. We believe an important “litmus test” for risk is how defensive a Fund is during very significant market declines, and we believe that the Fund scored well on this test during the market downturn of 2008‐2009. Of course, we also think that our Fund is a good fit for those who are looking for equity‐type returns with a meaningful income profile.

Over longer time horizons, we have been pleased to discover that by being focused on reducing risk, we have actually not been required to sacrifice returns. We cannot guarantee that this will be the case going forward, but we would like to think that we will generate satisfactory returns at a risk profile that most people can handle, even if those returns don’t always keep up with the broad stock market indices or our benchmark. On the other hand, our number one priority is to avoid permanent capital loss and it is this guideline that drives our activities at the margin.

Let’s bring this discussion back to the here and now. The current environment feels very much on the risky side to us; the market is going up, and has gone up for what seems like a long time now. The securities in classic yield and dividend‐bearing categories are extremely expensive, particularly REITS, MLPs, and utility stocks. We see some stocks in these categories that we believe are worth much less than the current stock price, but investors are buying them because the stated (and in our view, unsustainable) dividend yield seems acceptable. For those companies that can legitimately earn and pay their stated pay‐outs, yields are very low by historical standards. In adjacent capital markets, such as high yield and convertible corporate bonds, yields are also quite unappealing. In our view, the prevailing low interest rates (which we believe are also

Semi-Annual Report | April 30, 2013	3

Tilson Dividend Fund	Shareholder Letter
June 14, 2013 (Unaudited)

unsustainable for much longer) have caused a dramatic yield compression across the capital markets and force many investors to take on significant risks to achieve a given yield profile.

Outside of the traditional categories for income investors, prices are somewhat more reasonable, and we have been able to use covered call selling in spots to create investments that can justify the deployment of capital. As we’ve noted in past letters, we believe the flexibility our strategy offers to use the option markets to generate income can be a big advantage, and we believe this is one of those times. Even so, we’ve not been able to find enough ideas to maintain a fully invested portfolio, and we aren’t willing to bend our standards for safety to be more fully invested. We will remain patient for as long as necessary to find compelling opportunities.

As always, we wish to thank all of our investors for your continued trust and confidence in the Tilson Dividend Fund.

Zeke Ashton
Portfolio Manager, Tilson Dividend Fund

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

4	www.tilsonmutualfunds.com

Tilson Dividend Fund	Performance Update
April 30, 2013 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to April 30, 2013

Performance Returns for the period ended April 30, 2013

Average Annual Total Returns	Six Month*	One Year	Five Year	Since Inception**	Gross Expense Ratio***
Tilson Dividend Fund	14.90%	17.06%	11.05%	10.00%	2.42%

Cumulative Total Investment Returns	Since Inception**	Final Value of $10,000 Investment
Tilson Dividend Fund	116.91%	$21,691
S&P 500® Total Return Index	59.39%	$15,939
Dow Jones U.S. Select Dividend Total Return Index	55.29%	$15,529

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	Cumulative return.
**	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
***
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2013. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Semi-Annual Report | April 30, 2013	5

Tilson Dividend Fund	Disclosure of Fund Expenses
April 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expense Ratio(a)	Expense Paid During Period November 1, 2012 to April 30, 2013(b)
Tilson Dividend Fund
Actual	$1,000.00	$1,149.00	1.95%	$10.39
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	1.95%	$9.74

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

6	www.tilsonmutualfunds.com

Tilson Dividend Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS ‐ 66.22%

Consumer Discretionary ‐ 24.54%
Body Central Corp.(a)(b)	170,000	$1,730,600
Bravo Brio Restaurant Group, Inc.(a)(b)	81,000	1,377,000
Coach, Inc.	47,500	2,795,850
Coinstar, Inc.(b)	57,500	3,036,575
Kohl's Corp.	55,000	2,588,300
Skullcandy, Inc.(a)(b)	290,000	1,490,600
Staples, Inc.	100,000	1,324,000
Whistler Blackcomb Holdings, Inc.	90,000	1,201,549
		15,544,474
Energy ‐ 1.99%
Mitcham Industries, Inc.(a)(b)	85,000	1,262,250

Financials ‐ 13.84%
Alleghany Corp.(b)	2,000	787,480
American International Group, Inc.(b)	42,500	1,760,350
Brookfield Asset Management, Inc., Class A	25,000	964,750
First American Financial Corp.	166,546	4,458,436
Safety Insurance Group, Inc.	13,900	690,413
Tetragon Financial Group, Ltd.	9,589	105,000
		8,766,429
Health Care ‐ 0.84%
Transcept Pharmaceuticals, Inc.(a)(b)	135,000	534,600

Industrials ‐ 5.61%
MFC Industrial, Ltd.	37,500	303,375
Miller Industries, Inc.	84,800	1,281,328
Tetra Tech, Inc.(b)	75,000	1,971,750
		3,556,453
Information Technology ‐ 16.41%
Apple, Inc.	9,300	4,117,575
Blucora, Inc.(a)(b)	171,500	2,533,055
EMC Corp.(b)	125,000	2,803,750
Peregrine Semiconductor Corp.(b)	80,000	772,800
TIBCO Software, Inc.(a)(b)	8,600	166,926
		10,394,106
Materials ‐ 2.99%
OM Group, Inc.(b)	77,500	1,896,425

Total Common Stocks (Cost $39,375,652)		41,954,737

	Principal Value	Value
CONVERTIBLE CORPORATE BONDS ‐ 3.41%

Industrials ‐ 0.96%
XPO Logistics, Inc., 10/01/17, 4.50%	525,000	608,672

Information Technology ‐ 2.45%
Blucora, Inc., 04/01/19, 4.25%	1,500,000	1,549,687

Total Convertible Corporate Bonds (Cost $2,138,941)		2,158,359

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	7

Tilson Dividend Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
SHORT TERM INVESTMENTS ‐ 29.65%

Fidelity Institutional Money Market Fund ‐ Government Portfolio, 0.010%(c)	18,783,241	$18,783,241

Total Short Term Investments (Cost $18,783,241)		18,783,241

Total Value of Investments (Cost $60,297,834) ‐ 99.28%		$62,896,337

Other Assets in Excess of Liabilities ‐ 0.72%		453,812

Net Assets ‐ 100.00%		$63,350,149

(a)	Portion of security is subject to call options written.
(b)	Non-income producing investment.
(c)	Represents 7 day effective yield.

Schedule of Written Options
	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS
Blucora, Inc.	215	$15.00	10/19/2013	$(30,637)
Body Central Corp.	850	10.00	10/19/2013	(116,875)
Bravo Brio Restaurant Group, Inc.	57	17.50	09/21/2013	(7,838)
Coach, Inc.	335	57.50	08/17/2013	(141,035)
Coinstar, Inc.	421	50.00	07/20/2013	(183,135)
Coinstar, Inc.	54	52.50	10/19/2013	(23,490)
Coinstar, Inc.	100	55.00	10/19/2013	(33,000)
Mitcham Industries, Inc.	500	15.00	06/22/2013	(40,000)
Mitcham Industries, Inc.	350	15.00	09/21/2013	(49,000)
Skullcandy, Inc.	750	6.00	09/21/2013	(28,125)
TIBCO Software, Inc.	86	21.00	11/16/2013	(13,760)
Transcept Pharmaceuticals, Inc.	601	5.00	10/19/2013	(24,040)
Total Written Call Options (Premiums Received $694,706)				$(690,935)

Common Abbreviations:
Ltd. ‐ Limited.

Summary of Investments
	% of Net Assets	Value
Common Stocks
Consumer Discretionary	24.54%	$15,544,474
Energy	1.99	1,262,250
Financials	13.84	8,766,429
Health Care	0.84	534,600
Industrials	5.61	3,556,453
Information Technology	16.41	10,394,106
Materials	2.99	1,896,425
Convertible Corporate Bonds	3.41	2,158,359
Short Term & Assets in Excess of Other
Liabilities	30.37	19,237,053
Total	100.00%	$63,350,149

See Notes to Financial Statements.
8	www.tilsonmutualfunds.com

Tilson Focus Fund	Portfolio Update
June 14, 2013 (Unaudited)

Focus Fund Liquidation
The Focus Fund has terminated the public offering of its shares and will discontinue its operations effective June 21, 2013.

Performance as of April 30, 2013
Average Annual Total Returns	Past 6 Months*	Past 1 Year	Past 5 Years	Since Inception**
Tilson Focus Fund	6.64%	‐17.57%	1.44%	1.29%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	15.48%	17.30%	5.87%	6.56%

Performance shown is for the period ended April 30, 2013. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com. A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The Down Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index) that are unmanaged and do not incur fees and charges.

*	Cumulative returns.
**	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses

	Net Expense Ratio***	Gross Expense Ratio****
Tilson Focus Fund	2.40%	3.41%

***
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2014. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation.

****	Gross expense ratio is from the Funds' prospectus dated February 28, 2013.

Largest Holdings

As of April 30, 2013, the 10 largest holdings, accounting for 58.4% of the Fund’s assets, were:

Position	% of Fund Assets
1) Cincinnati Bell, Inc. (CBB)	12.6%
2) Apple, Inc. (AAPL)	7.4%
3) Primus Telecommunications Group, Inc. (PTGI)	7.3%
4) Gramercy Property Trust, Inc. (GPT)	6.5%
5) Berkshire Hathaway, Inc., Class B (97Y99058)	5.5%
6) Berkshire Hathaway, Inc., Class B (97Y99060)	4.4%
7) MRV Communications, Inc. (MRVC)	4.0%
8) Spark Networks, Inc. (LOV)	3.8%
9) Wells Fargo & Co., Warrants, Expiring 10/28/2018, Strike Price: $34.01 (WFC/WS)	3.6%
10) Premier Exhibitions, Inc. (PRXI)	3.3%
TOTAL	58.4%

Please refer to the Schedule of Investments section of the Semi-Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

10	www.tilsonmutualfunds.com

Tilson Focus Fund	Performance Update
April 30, 2013 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to April 30, 2013

Performance Returns for the period ended April 30, 2013

Average Annual Total Returns	Six Month*	One Year	Five Year	Since Inception**	Gross Expense Ratio***
Tilson Focus Fund	6.64%	17.57%	1.44%	1.29%	3.41%

Cumulative Total Investment Returns	Since Inception**	Final Value of $10,000 Investment
Tilson Focus Fund	10.93%	$11,093
Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index	67.49%	$16,749

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	Cumulative returns.
**	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
***
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2013. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Semi-Annual Report | April 30, 2013	11

Tilson Focus Fund	Disclosure of Fund Expenses
April 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expense Ratio(a)	Expense Paid During Period November 1, 2012 to April 30, 2013(b)
Tilson Focus Fund
Actual	$1,000.00	$1,066.40	1.26%	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.26%	$6.31

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

12	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS - 57.95%

Consumer Discretionary - 11.81%
Ambassadors International, Inc.(a)	9	$0
Blyth, Inc.	3,400	56,032
Deckers Outdoor Corp.(a)	1,406	77,499
JC Penney Co., Inc.	5,067	83,200
Orchard Supply Hardware Stores Corp., Class A(a)	1	2
Premier Exhibitions, Inc.(a)	81,855	223,464
Proliance International, Inc.(a)(bl(cl	716	0
Promotora de Informaciones SA, Class A(a)	78,818	23,355
Promotora de Informaciones SA, Class B, ADR(a)	99,021	125,757
Reading International, Inc., Class A(a)	19,109	111,214
Sears Hometown and Outlet Stores, Inc.(a)	1,313	58,573
Vitacost.com, Inc.(a)	4,804	37,375
		796,471
Financials - 9.02%
Citigroup, Inc.	19	887
CyrusOne, Inc.	3,689	88,499
The Goldman Sachs Group, Inc.	119	17,382
Gramercy Property Trust, Inc.(a)	92,233	438,107
Ocean Shore Holding Co.	3,588	53,676
Origen Financial, Inc., REIT	2,291	3,437
Phoenix Group Holdings PLC	603	5,943
		607,931
Health Care - 1.63%
MGT Capital Investments, Inc.(a)	4,856	18,210
Xstelos Holdings, Inc., Class A	57,514	92,022
		110,232
Industrials - 0.32%
Franklin Covey Co.(a)	1,522	21,430
LECG Corp.(a)	5,536	13
		21,443
Information Technology - 15.19%
Apple, Inc.	1,121	496,323
eGain Communications, Inc.(a)	81	649
MRV Communications, Inc.	28,045	270,634
PNI Digital Media, Inc.(a)	377	75
Spark Networks, Inc.(a)	37,653	256,794
		1,024,475
Materials - 0.00%(d)
Contango ORE, Inc.(a)	1	8

Telecommunication Services - 19.98%
Cincinnati Bell, Inc.(a)	241,560	850,291
Iridium Communications, Inc.(a)	1,215	8,153
Primus Telecommunications Group, Inc.	38,884	488,772
		1,347,216

Total Common Stocks (Cost $4,834,418)		3,907,776

PREFERRED STOCKS - 1.73%
Consumer Discretionary - 0.00%(d)
Orchard Supply Hardware Stores Corp., Series A, Zero Coupon(a)	1	1

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	13

Tilson Focus Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Financials - 0.83%
Gramercy Property Trust, Inc., Series A, 8.125%(a)	1,671	$56,112

U.S. Government Agency - 0.90%
Federal Home Loan Mortgage Corp., Series Z, 8.375%(a)(e)	12,850	60,909

Total Preferred Stocks (Cost $81,090)		117,022

RIGHTS AND WARRANTS - 7.50%

American International Group, Inc., Warrants, Expiring 01/19/2021, Strike Price:
$45.00(a)	10,822	191,549
JPMorgan Chase & Co., Warrants, Expiring 10/28/2018, Strike Price: $42.42(a)	837	11,593
Phoenix Group Holdings PLC, Rights, Expiring 09/03/2014, Strike Price: 10.71
EUR(a)(b)(c)	36,505	0
Phoenix Group Holdings PLC, Warrants, Expiring 03/09/2014, Strike Price: 30 GBP(a)	14,053	1,637
Promotora de Informaciones SA, Class A, Warrants, Expiring 06/05/2014, Strike Price:
2 EUR(a)	135,776	1,788
Tronox, Inc., Class A, Warrants, Expiring 02/14/2018, Strike Price: $62.13(a)(b)	184	11,408
Tronox, Inc., Class B, Warrants, Expiring 02/14/2018, Strike Price: $68.56(a)(b)	227	13,563
Two Harbors Investment Corp., Warrants, Expiring 11/07/2013, Strike Price: $11.00(a)	11,931	29,231
Wells Fargo & Co., Warrants, Expiring 10/28/2018, Strike Price: $34.01(a)	20,475	245,086

Total Rights and Warrants (Cost $357,279)		505,855

	Number of Contracts	Exercise Price	Maturity Date	Value
PURCHASED OPTIONS - 16.48%
Purchased Call Options - 16.18%
Apple, Inc.	20	$400.00	06/22/2013	89,660
Berkshire Hathaway, Inc., Class B	100	70.00	01/18/2014	372,250
Berkshire Hathaway, Inc., Class B	109	80.00	01/18/2014	294,300
Berkshire Hathaway, Inc., Class B	79	85.00	01/18/2014	179,330
JC Penny Co., Inc.	137	15.00	05/03/2013	20,002
Microsoft Corp.	168	25.00	01/18/2014	135,240

Purchased Put Options - 0.30%
SPDR S&P 500 ETF Trust	200	158.00	05/18/2013	20,200

Total Purchased Options (Premiums Paid $661,015)				1,110,982

	Shares	Value
SHORT TERM INVESTMENTS - 5.02%

High Mark 100% U.S. Treasury Money Market Fund, 0.002%(f)	338,385	338,385

Total Short Term Investments (Cost $338,385)		338,385

Total Value of Investments (Cost $6,272,187) - 88.68%		$5,980,020

Other Assets in Excess of Liabilities - 11.32%		763,076

Net Assets - 100.00%		$6,743,096

See Notes to Financial Statements.
14	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments
April 30, 2013 (Unaudited)

(a)	Non-income producing investment.
(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(c)	Security determined to be illiquid under the procedures approved by the Fund's Board of Trustees.
(d)	Less than 0.005% of Net Assets.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at April 30, 2013.
(f)	Represents 7 day effective yield.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
03/9/12	Phoenix Group Holdings PLC, Rights(a)(b)(c)	$0	$0	0.00%
11/21/08 ‐ 01/15/09	Proliance International, Inc.(a)(b)(c)	187	0	0.00%
		$187	$0	0.00%

Common Abbreviations:
ADR ‐ American Depositary Receipt.
PLC ‐ Public Limited Company.
REIT ‐ Real Estate Investment Trust.
SA ‐ Generally designates corporations in various countries, mostly those employing the civil law.

Currency Abbreviations:
EUR‐ Euro
GBP‐ Great British Pound

Summary of Investments
	% of Net Assets	Value
Common Stocks
Consumer Discretionary	11.81%	$796,471
Financials	9.02	607,931
Health Care	1.63	110,232
Industrials	0.32	21,443
Information Technology	15.19	1,024,475
Materials	0.00 *	8
Telecommunication Services	19.98	1,347,216
Preferred Stocks	1.73	117,022
Purchased Options	16.48	1,110,982
Rights and Warrants	7.50	505,855
Short Term & Assets in Excess of Other Liabilities	16.34	1,101,461
Total	100.00%	$6,743,096

*	Less than 0.005% of Net Assets.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	15

Tilson Mutual Funds	Statements of Assets and Liabilities
April 30, 2013 (Unaudited)

	Tilson Dividend Fund	Tilson Focus Fund
Assets:
Investments, at cost	$60,297,834	$6,272,187
Investments, at value	$62,896,337	$5,980,020
Deposit held by broker for options	-	89,485
Receivables:
Investments sold	2,290,101	776,223
Fund shares sold	21,952	25,000
Due from Advisor	-	4,290
Dividends and interest	34,569	251
Other assets	26,001	18,688

Total Assets	65,268,960	6,893,957

Liabilities:
Call options written, at value (premiums received $694,706 and $0, respectively)	690,935	-
Payables:
Investments purchased	977,573	122,470
Fund shares repurchased	131,590	-
Accrued expenses:
Advisory fees	65,094	-
Trustees' fees and expenses	392	1,875
Custodian fees	1,428	3,150
Legal fees	3,025	3,039
Audit and tax preparation fees	7,439	7,440
Fund Administration fees	16,950	3,487
Transfer Agency Fees	12,077	5,691
Printing fees	8,751	2,150
Other expenses	3,557	1,559

Total Liabilities	1,918,811	150,861

Net Assets	$63,350,149	$6,743,096

Net Assets Consist of:
Paid-in Capital	$54,183,570	$12,294,093
Accumulated net investment income (loss)	(1,374,205)	138,328
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	7,938,510	(5,397,165)
Net unrealized appreciation (depreciation) on investments, written options and foreign currency translations	2,602,274	(292,160)
Net Assets	$63,350,149	$6,743,096
Shares Outstanding, no par value (unlimited authorized shares)	4,237,991	716,813
Net Asset Value, Offering Price and Redemption Price Per Share*	$14.95	$9.41

*	Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.
16	www.tilsonmutualfunds.com

Tilson Mutual Funds	Statements of Operations
For the Six Months Ended April 30, 2013 (Unaudited)

	Tilson Dividend Fund	Tilson Focus Fund
Investment Income:
Interest	$10,836	$-
Dividends	417,593	268,001
Foreign tax withheld	(9,207)	(3,498)
Total Investment Income	419,222	264,503

Expenses:
Advisory fees (note 3)	463,494	30,938
Administration fees	97,648	16,422
Transfer agent fees	38,901	18,941
Registration and filing administration fees	12,088	9,447
Custody fees	6,507	6,097
Legal fees	22,670	22,685
Audit and tax preparation fees	6,939	6,940
Printing expenses	19,151	3,594
Trustees' fees and expenses	4,042	4,025
Insurance expenses	7,337	1,244
Other operating expenses	4,519	2,580
Total Expenses	683,296	122,913
Expenses waived/reimbursed by Advisor (note 3)	(80,619)	(72,645)
Net Expenses	602,677	50,268

Net Investment Income (Loss)	(183,455)	214,235

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	8,601,873	(1,311,135)
Written options	(424,718)	-
Foreign currency transactions	(2,204)	(1,997)
Change in unrealized appreciation (depreciation) on:
Investments	424,877	1,440,922
Written options	(19,403)	-
Foreign currency translations	(18)	48
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency Translation:	8,580,407	127,838

Net Increase in Net Assets Resulting From Operations	$8,396,952	$342,073

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	17

Tilson Mutual Funds	Statements of Changes in Net Assets

	Tilson Dividend Fund		Tilson Focus Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$(183,455)	$175,328	$214,235	$359,863
Net realized gain (loss) from investments, written options and foreign currency transactions	8,174,951	3,583,836	(1,313,132)	(669,851)
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	405,456	2,762,733	1,440,970	(192,554)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,396,952	6,521,897	342,073	(502,542)

Distributions to Shareholders: (note 5)
Net investment income	(886,224)	(422,324)	(334,995)	(125,000)
Net realized gains on investments	(3,611,268)	(1,544,702)	-	-
Decrease in Net Assets Resulting from Distributions	(4,497,492)	(1,967,026)	(334,995)	(125,000)

Capital Share Transactions:
Shares sold	7,414,133	15,228,088	198,298	1,176,782
Redemption fees	22,602	230,077	2,190	22,148
Reinvested distributions	4,129,902	1,714,429	307,875	114,909
Shares redeemed	(14,887,318)	(38,296,311)	(4,217,601)	(5,711,803)
Decrease from Capital Share Transactions	(3,320,681)	(21,123,717)	(3,709,238)	(4,397,964)
Net Increase (Decrease) in Net Assets	578,779	(16,568,846)	(3,702,160)	(5,025,506)

Net Assets:
Beginning of period	62,771,370	79,340,216	10,445,256	15,470,762
End of period*	$63,350,149	$62,771,370	$6,743,096	$10,445,256

*Including accumulated Net Investment Income (Loss)	$(1,374,205)	$(304,526)	$138,328	$259,088

Share Information:
Shares sold	518,852	1,133,065	22,555	111,718
Reinvested distributions	303,001	135,101	36,652	12,277
Shares redeemed	(1,047,887)	(2,844,584)	(482,509)	(578,616)
Net Decrease in Capital Shares	(226,034)	(1,576,418)	(423,302)	(454,621)
Shares Outstanding, Beginning of Period	4,464,025	6,040,443	1,140,115	1,594,736
Shares Outstanding, End of Period	4,237,991	4,464,025	716,813	1,140,115

See Notes to Financial Statements.
18	www.tilsonmutualfunds.com

Tilson Dividend Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Net Asset Value, Beginning of Period	$14.06		$13.13	$12.93	$10.41	$7.64	$12.65
Income from Investment Operations:
Net investment income (loss)	(0.03)		0.01	0.05 (a)	0.00 (b)	0.05	(0.04)
Net realized and unrealized gain (loss) on investments	2.01		1.20	0.26 (a)	2.50	2.78	(3.19)
Total from Investment Operations	1.98		1.21	0.31	2.50	2.83	(3.23)

Less Distributions:
From net investment income	(0.22)		(0.07)	(0.07)	-	(0.07)	-
From net realized gains on investments	(0.88)		(0.26)	(0.11)	-	-	(1.79)
Total Distributions	(1.10)		(0.33)	(0.18)	-	(0.07)	(1.79)

Paid in Capital:
Paid in capital (from redemption fees)	0.01		0.05	0.07	0.02	0.01	0.01
Total paid in capital	0.01		0.05	0.07	0.02	0.01	0.01

Net Asset Value, End of Period	$14.95		$14.06	$13.13	$12.93	$10.41	$7.64
Total Return(c)	14.90	%(d)	9.86%	2.93%	24.21%	37.51%	(28.50%)

Net Asset Value, End of Period (in thousands)	$63,350		$62,771	$79,340	$34,462	$8,646	$5,706

Average Net Assets for the Period (in thousands)	$62,311		$71,761	$72,885	$15,616	$6,700	$7,263

Ratio of Gross Expenses to Average Net Assets(e)	2.21	%(f)	2.12%	2.05%	2.78%	4.08%	3.87%
Ratio of Net Expenses to Average Net Assets(e)	1.95	%(f)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59	%)(f)	0.24%	0.13%	0.09%	0.59%	(0.43%)

Portfolio Turnover Rate	94	%(d)	91%	110%	89%	164%	159%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	19

Tilson Focus Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Net Asset Value, Beginning of Period	$9.16		$9.70	$11.73	$8.99	$7.19	$13.09
Income from Investment Operations:
Net investment income (loss)	0.28		0.29	(0.04)	0.05	0.00 (a)	(0.04)
Net realized and unrealized gain (loss) on investments	0.29		(0.77)	(2.03)	2.73	1.85	(4.95)
Total from Investment Operations	0.57		(0.48)	(2.07)	2.78	1.85	(4.99)

Less Distributions:
From net investment income	(0.32)		(0.08)	-	-	-	-
From net realized gains on investments	-		-	-	-	-	(0.93)
From tax return of capital	-		-	-	(0.05)	(0.05)	-
Total Distributions	(0.32)		(0.08)	-	(0.05)	(0.05)	(0.93)

Paid in Capital:
Paid in capital (from redemption fees)	0.00	(a)	0.02	0.04	0.01	0.00 (a)	0.02
Total paid in capital	0.00	(a)	0.02	0.04	0.01	0.00 (a)	0.02

Net Asset Value, End of Period	$9.41		$9.16	$9.70	$11.73	$8.99	$7.19
Total Return(b)	6.64	%(c)	(4.73%)	(17.31%)	31.13%	26.23%	(40.23%)

Net Asset Value, End of Period (in thousands)	$6,743		$10,445	$15,471	$20,982	$11,378	$10,010

Average Net Assets for the Period (in thousands)	$8,054		$14,525	$21,319	$16,115	$8,910	$15,830

Ratio of Gross Expenses to Average Net Assets(d)	3.08	%(e)	2.45%	2.40%	3.13%	3.68%	2.23%
Ratio of Net Expenses to Average Net Assets(d)	1.26	%(e)	1.44%	1.67%	2.29%	2.07%	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.36	%(e)	2.48%	(0.31%)	0.45%	0.02%	(0.37%)

Portfolio Turnover Rate	204	%(c)	178%	130%	140%	168%	151%

(a)	Actual amount is less than $0.01 per share.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Not Annualized.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Annualized.

See Notes to Financial Statements.
20	www.tilsonmutualfunds.com

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

1. ORGANIZATION

The Tilson Dividend Fund and the Tilson Focus Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open‐ended management investment company. Each of the Funds in this report are classified as non‐diversified as defined in the 1940 Act.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Tilson Dividend Fund (the “Dividend Fund”) Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Tilson Focus Fund (the “Focus Fund”) Fund is to seek long‐term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over‐the‐counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over‐the‐counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange‐listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange‐traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | April 30, 2013	21

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the six months ended April 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of April 30, 2013:

Dividend Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks:
Consumer Discretionary	$15,544,474	$-	$-	$15,544,474
Energy	1,262,250	-	-	1,262,250
Financials	8,766,429	-	-	8,766,429
Health Care	534,600	-	-	534,600
Industrials	3,556,453	-	-	3,556,453
Information Technology	10,394,106	-	-	10,394,106
Materials	1,896,425	-	-	1,896,425
Convertible Corporate Bonds	-	2,158,359	-	2,158,359
Short Term Investments	18,783,241	-	-	18,783,241
Total	$60,737,978	$2,158,359	$-	$62,896,337
Other Financial Instruments
Liabilities
Written Call Options	$-	$(690,935)	$-	$(690,935)
Total	$-	$(690,935)	$-	$(690,935)

Focus Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks:
Consumer Discretionary	$796,471	$-	$-	$796,471
Financials	607,931	-	-	607,931
Health Care	110,232	-	-	110,232
Industrials	21,443	-	-	21,443
Information Technology	1,024,400	75	-	1,024,475
Materials	-	8	-	8
Telecommunication Services	1,347,216	-	-	1,347,216
Preferred Stocks	117,022	-	-	117,022
Rights and Warrants	480,884	24,971	-	505,855
Purchased Call Options	-	1,090,782	-	1,090,782
Purchased Put Options	-	20,200	-	20,200
Short Term Investments	338,385	-	-	338,385
Total	$4,843,984	$1,136,036	$-	$5,980,020

For the six months ended April 30, 2013, there have been no significant changes to the Funds’ fair value methodologies. The Funds recognizes transfers between levels as of the beginning of the annual period in which the transfer occurred. During the six months ended April 30, 2013, there were no transfers between Level 1 and Level 2 for either Fund.

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Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

Underlying Investment In Other Investment Companies
The Tilson Dividend Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 28, 2013, available at www.sec.gov or can be found at www.fidelity.ca and should be read in conjunction with the Fund’s financial statements. As of April 30, 2013, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 29.65%.

Derivative Financial Instruments

The following discloses the Funds’ use of derivative instruments.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing
The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Semi-Annual Report | April 30, 2013	23

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

Written option activity for the six months ended April 30, 2013 was as follows:

Dividend Fund		Premiums
Option Contracts Written for the six months ended April 30, 2013	Contracts	Received
Options Outstanding, Beginning of Period	3,210	$501,474
Options written	7,852	1,264,607
Options closed	(83)	(7,343)
Options exercised	(4,564)	(784,831)
Options expired	(2,096)	(279,201)
Options Outstanding, End of the Period	4,319	$694,706

Warrants
The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Statements of Assets and Liabilities – Fair Value of Derivative Instruments as of April 30, 2013(a):

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value
Dividend Fund
Equity Contracts (Written Option Contracts)	N/A	N/A	Call options written, at value	$690,935
		N/A		$690,935

Focus Fund
Equity Contracts (Rights and Warrants)	Investments, at value	$505,855	N/A	N/A
Equity Contracts (Option Contracts)	Investments, at value	1,110,982	N/A	N/A
		$1,616,837

(a)	For open derivative instruments as of April 30, 2013, see the Schedule of Investments, which is also indicative of the activity for the six months ended April 30, 2013.

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Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The Effect of Derivative Instruments on the Statements of Operations for the six months ended April 30, 2013:

Derivatives Not Accounted For As Hedging Instruments	Locations Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed On Unrealized Gain/(Loss) On Derivatives Recognized in Income
Dividend Fund Equity Contracts (Written Option Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (depreciation) on: Written options	$(424,718)	$(19,403)
		$(424,718)	$(19,403)
Focus Fund Equity Contracts (Rights and Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	$73,911	$244,188
Equity Contracts (Purchased Option Contracts)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	(331,767)	584,082
		$(257,856)	$828,270

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of April 30, 2013.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex‐dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex‐dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Funds bear expenses incurred specifically on each Funds respective behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex‐date.

Semi-Annual Report | April 30, 2013	25

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

Fees on Redemptions
The Funds charge a redemption fee of 2.00% on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short‐term trading of the Funds’ shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the six months ended April
30, 2013 were $22,602 and $2,190 for the Dividend Fund and Focus Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

3. TRANSACTIONS WITH AFFILIATES

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the six months ended April 30, 2013 were 0.45% for each Fund. During the six months ended, expenses were waived/reimbursed in the amounts of $80,619 and $72,645 for the Dividend Fund and Focus Fund, respectively.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub‐Advisor (Dividend Fund)
The Dividend Fund’s sub‐advisor is Centaur Capital Partners, L.P., (“Sub‐Advisor”). The Sub‐Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub‐Advisor, with oversight from the Advisor, makes day‐to‐day investment decisions for the Dividend Fund and selects broker‐dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub‐advisory services to the Dividend Fund, the Sub‐Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub‐Advisor. The Sub‐Advisor has also agreed to allow the Advisor to withhold from that compensation up to one‐half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub‐Advisor.

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a variable advisory fee (“Variable Advisory Fee”). The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the measuring period (“Measuring Period”). While the Performance Fee is calculated on the 12‐month Measuring Period, it is pro‐rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from ‐0.45% to +0.45% of the average daily net assets. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/‐ 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/‐ 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). Prior

26	www.tilsonmutualfunds.com

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

to the negative adjustment of performance fees, the advisory fees totaled $57,413 for the six months ended April 30, 2013. The performance fees received by the Fund for under‐performance during the six months ended April 30, 2013 were $26,475.

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $215,000. The Administrator is also reimbursed by the Trust for certain out‐of‐pocket expenses.

Compliance Services
ALPS provides services as Fund Chief Compliance Officer Assurance Representations and Review. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds. ALPS is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Trust for certain out‐of‐pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short‐term securities, are shown below for the six months ended April 30, 2013.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Dividend Fund	$41,755,670	$52,499,775
Focus Fund	$12,941,797	$17,808,041

There were no purchases of long‐term U.S. Government Obligations for either Fund during the six months ended April 30, 2013.

5. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of and during the six months ended April 30, 2013 the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Income and long‐term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of April 30, 2013.

Distributions during the fiscal year ended October 31, 2012 were characterized for tax purposes as follows:

		Distributions from
Fund	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Dividend Fund	10/31/2012	$1,123,882	$843,144
Focus Fund	10/31/2012	$125,000	$-

Semi-Annual Report | April 30, 2013	27

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

As of April 30, 2013, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Dividend Fund	$60,297,834	$3,300,072	$(701,569)	$2,598,503
Focus Fund	$6,435,059	$935,331	$(1,390,370)	$(455,039)

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short‐term and/or long‐term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short‐term. As a transition rule, the Modernization Act requires that post‐enactment net capital losses be used before pre‐enactment net capital losses. Additionally, post‐enactment capital losses that are carried forward will retain their character as either short‐term or long‐term losses rather than being considered all short‐term as under previous law.

As of October 31, 2012, each Fund had available for federal income tax purposes unused pre‐enactment capital loss carryforwards as follows:

	Expiring
	2017	2019	Total
Dividend Fund	$-	$-	$-
Focus Fund	$1,360,235	$1,843,409	$3,203,644

As of October 31, 2012 the Focus Fund had post‐RIC Modernization Enactment capital loss carryforward of long‐term character of $528,563. There is no post‐RIC Modernization capital loss carryforward for the Dividend Fund.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

7. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2013. However, on May 20, 2013, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined under the Investment Company Act of 1940, as amended), approved the liquidation of the Focus Fund. The Focus Fund will be liquidated on or around June 21, 2013 (the “Liquidation Date”). On the Liquidation Date, the Focus Fund will distribute, pro rata, to its remaining shareholders of record, in complete cancellation and redemption of all of the outstanding shares of beneficial interest of the Focus Fund, all of the assets of the Focus Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Focus Fund on the Focus Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Trustees.

28	www.tilsonmutualfunds.com

Tilson Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1‐888‐4TILSON (1‐888‐484‐5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Funds’ Forms N‐Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549‐0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1‐888‐484‐5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1‐800‐SEC‐0330, (1‐800‐732‐0330).

3. APPROVAL OF ADVISORY AGREEMENT

The Advisor supervises the investments of the Funds pursuant to an Investment Advisory Agreement. The Sub‐Advisor assists the Advisor in supervising the Tilson Dividend Fund’s investments pursuant to an Investment Sub‐Advisory Agreement. At the annual meeting of the Funds’ Board of Trustees on December 4, 2012, the Trustees unanimously approved the renewal of the Investment Sub‐Advisory Agreement for another year; and at a Special In‐Person Meeting of the Funds’ Board of Trustees held on February 12, 2013, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another year. In considering whether to approve the renewal of the agreements, the Trustees first reviewed a memorandum from the Funds’ legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the agreements, including the types of information and factors that should be considered in order to make an informed decision. The Trustees then reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor and Sub‐Advisor; (ii) the investment performance of the Funds and the Advisor and Sub‐Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor, Sub‐Advisor, and their affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the practices of the Advisor and Sub‐Advisor regarding brokerage and portfolio transactions; and (vi) the practices of the Advisor and Sub‐Advisor regarding possible conflicts of interest.

With respect to the Investment Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Advisory Agreement for the Funds and a memorandum containing information about the Advisor, its business, its finances, its personnel, and its services to the Funds, as well as comparative information for other mutual funds with strategies similar to the Funds. The following discussion was held concerning each material factor considered:

(i)
The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares. The Trustees noted that the Trust’s principal executive officer, principal financial officer, president, vice‐president, treasurer, and chief compliance officer were employees of the Advisor and serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(ii)
The investment performance of the Funds and the Advisor. In this regard, the Trustees compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees noted their disappointment in the recent performance of the Focus Fund but were satisfied in the Advisor’s continued commitment to manage the Fund. After reviewing the short and long‐term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board concluded that the overall investment performance of the Funds and the Advisor was satisfactory.

Semi-Annual Report | April 30, 2013	29

Tilson Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

(iii)
The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds. In this regard, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Funds. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees reviewed the Funds’ Expense Limitation Agreement, including the nature and scope of the cost allocation for such fees. The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. With respect to each Fund, the Trustees determined that, while the management fee and net expense ratio were higher than the comparable funds and the peer group average, each Fund was much smaller than the peer group average. In addition, the Trustees determined that, with the Focus Fund’s variable advisory fee structure, the Fund’s management fee and net expense ratio would fluctuate and could drop below those of the comparable funds and peer group average if the Fund’s performance was less than the performance of the Dow Jones Wilshire 5000. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(iv)
The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors. In this regard, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fees remained the same at all asset levels, the Funds’ shareholders had experienced benefits from the Funds’ Expense Limitation Agreement and would benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that the Expense Limitation Agreement provided potential savings for the benefit of the Funds’ investors.

(v)
The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker‐dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker‐dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
The Advisor’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Advisory Agreement.

With respect to the Investment Sub‐Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Sub‐Advisory Agreement for the Tilson Dividend Fund and a memorandum containing information about the Sub‐Advisor, its business, its finances, its personnel, and its services to the Fund, as well as comparative information for other mutual funds with strategies similar to the Fund. The following discussion was held concerning each material factor considered:

(i)
The nature, extent, and quality of the services provided by the Sub‐Advisor. In this regard, the Trustees reviewed the services being provided by the Sub‐Advisor to the Dividend Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. After reviewing the foregoing information and further information in the memorandum from the Sub‐Advisor

30	www.tilsonmutualfunds.com

Tilson Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

(e.g., the Sub‐Advisor’s Form ADV and descriptions of the Sub‐Advisor’s business and compliance programs), the Board concluded that the nature, extent, and quality of the services provided by the Sub‐Advisor were satisfactory and adequate for the Fund.

(ii)
The investment performance of the Fund and the Sub‐Advisor. In this regard, the Trustees compared the performance of the Dividend Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of the Sub‐Advisor’s management of the Fund with its investment objective and policies. After reviewing the short and long‐term investment performance of the Fund, the Sub‐Advisor’s experience managing the Fund and other advisory accounts, the Sub‐Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub‐Advisor were satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Sub‐Advisor and its affiliates from the relationship with the Fund. In this regard, the Trustees considered the Sub‐Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub‐Advisor’s personnel; the Sub‐Advisor’s compliance policies and procedures; the financial condition of the Sub‐Advisor; the level of commitment to the Dividend Fund by the Sub‐Advisor and its principals; the asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of sub‐advisory fee payments. The Trustees reviewed the financial statements for the Sub‐Advisor and discussed the financial stability and profitability of the firm. The Trustees considered potential benefits for the Sub‐Advisor in managing the Fund, including promotion of the Sub‐Advisor’s name, the ability for the Sub‐Advisor to place small accounts into the Fund, and the potential for the Sub‐Advisor to generate soft dollars from certain of the Fund’s trades that may benefit the Sub‐Advisor’s other clients as well. The Trustees also reviewed the fees paid to the Sub‐Advisor under the Investment Sub‐Advisory Agreement and noted that the Advisor paid the Sub‐Advisor. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors. With respect to the Fund, the Trustees determined that, while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Fund was much smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub‐Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Sub‐Advisor.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. In this regard, the Trustees considered the fee arrangements between the Advisor and the Sub‐Advisor. The Trustees noted that, while the investment sub‐advisor fee remained the same at all asset levels, the Advisor was responsible for paying the Sub‐Advisor under the Investment Sub‐Advisory Agreement and the Dividend Fund would receive the benefits of the Sub‐Advisory Agreement at no additional cost. Following further discussion, the Board determined that the Advisor’s fee arrangements with the Sub‐Advisor were reasonable.

(v)
The Sub‐Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees reviewed the Sub‐Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Dividend Fund’s portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker‐dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Sub‐Advisor. After further review and discussion, the Board determined that the Sub‐Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
The Sub‐Advisor’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Dividend Fund; the basis of decisions to buy or sell securities for the Fund and/or the Sub‐Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub‐Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Sub‐Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Sub‐Advisory Agreement.

Semi-Annual Report | April 30, 2013	31

Page Intentionally Left Blank

Tilson Funds distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable to semiannual reports.

(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By:	(Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date:	July 1, 2013	Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date:	July 1, 2013	Trustee, President and Principal Executive Officer
Tilson Investment Trust

By:	(Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue
Date:	July 1, 2013	Vice President, Treasurer, and Principal Financial Officer
Tilson Investment Trust